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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported) October 23, 2000


                                BRANDMAKERS, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)


          UTAH                         0-28184                 37-1099747
          ----                         -------                 ----------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


             1325 CAPITAL CIRCLE, NW, LAWRENCEVILLE, GEORGIA 30043
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (770) 338-1958
                                                   --------------
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ITEM 5.  OTHER EVENTS.

         On October 23, 2000, Hank W. Cleare, Registrant's President and Chief Operating Officer, resigned from these positions.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BRANDMAKERS, INC.



Date 10/25/00                     By:            /s/ Geoff Williams
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                                           GEOFF WILLIAMS, CHIEF EXECUTIVE
                                           OFFICER AND DIRECTOR